FEDERATED STOCK AND BOND FUND, INC.

Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1997

Scott B. Schermerhorn is no longer a portfolio manager for Federated Stock and Bond Fund, Inc. In the subsection of the prospectus entitled "Adviser's Background," please delete the biography of Scott B. Schermerhorn in its entirety. Michael P. Donnelly remains as portfolio manager of the Trust. Following the section containing Mr. Donnelly's biography please add the following:

Charles A. Ritter has been the Trust's portfolio manager since October
1998. Mr. Ritter joined Federated Investors, Inc. in 1983 and has been a Vice President of the Trust's investment adviser since 1992. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

















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     Cusip 313911109
     Cusip 313911208
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     G01407-10 (10/98)

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